Factsheet – September 2024 Business Strategy Disciplined Acquisition Strategy Hudson Global at a Glance • Hudson Global, Inc. (Nasdaq: HSON) (“Hudson Global” or “the Company”) owns Hudson RPO, a pure-play Total Talent Solutions provider • Nasdaq-listed; spun-off from Monster.com in 2003 • Strong financial position: $15.3(3) million of cash and $302(4) million of usable NOL carryforwards • Stock buybacks: initiated a new $5 million program on 8/8/23; repurchased 131k shares in H1 2024; shares outstanding reduced by approximately 14% since 12/31/18 • Owner mindset: board and management own approximately 19%(6) of total shares outstanding and expect to own more over time • Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks (1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation; (2) As of August 30, 2024. Market Capitalization defined as Shares Outstanding times Stock Price; (3) As of June 31, 2024. Cash includes $0.6m of restricted cash. Debt excludes operating lease obligations; (4) As of December 31, 2023, as disclosed in Earnings Release. NOL carryforward is for U.S. federal and state tax expense; (5) 2.8 million shares outstanding as of July 19, 2024. Does not include unissued or unvested RSUs; (6) Includes unvested share units and share units that will be issued up to 90 days after a director’s/officer’s separation from service; (7) As of December 31, 2023; (8) Everest Group (2024) $mm, except per share amounts Stock Price(2) $18.21 Shares Outstanding(5) 2.8M Market Capitalization(2) $50.1 Cash(3) $15.3 Debt(3) $0.0 Usable NOL Carryforward(4) $302 $mm 2020 2021 2022 2023 LTM Revenue $101.4 $169.2 $200.9 $161.3 $143.0 Adj Net Revenue $39.1 $68.2 $99.2 $80.3 $69.9 Adj EBITDA-RPO(1) $2.9 $13.5 $20.1 $9.6 $4.8 % of Adj Net Revenue 7.5% 19.8% 20.3% 11.9% 6.8% Corp Costs(1) $3.3 $3.4 $3.7 $3.7 $3.5 Adj EBITDA(1) $(0.4) $10.0 $16.4 $5.9 $1.3 Investigate Acquisition Opportunities • Expand capabilities and capacity, not just growth for growth’s sake • Deepen geographic and/or sector presence • Add new talent and skill sets • Immediately accretive • Utilize NOL Repurchase Stock • Will be opportunistic/price sensitive • Goal is to maximize long-term value per share, not just “return cash” • Balance with acquisition opportunities Grow RPO • Global RPO market expected to grow at a CAGR of 13%-15% from 2024 to 2028(8) • Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) – Superior service and delivery – Go deeper and broader with existing clients – Grow in existing markets and expand into new markets to support our clients’ needs – Add new clients then “land and expand” • Hudson RPO is investing in people and technology to accelerate its growth • Leverage existing strong reputation by expanding marketing efforts, including website and social media Keep Overhead Expenses Low • Reduced complexity left over from legacy businesses • Both corporate and regional; no impact on revenues or growth Coit Group October 2020 • Significantly expanded Hudson RPO’s tech presence in the US; new Hudson office in San Francisco • Established, profitable business with strong client base • Coit’s founders (Joe Belluomini and Tim Farrelly) became co-CEOs of Hudson RPO’s newly formed Technology Group • Combination of cash, shares, promissory note, and earn-out agreements Karani October 2021 • Expanded Hudson RPO’s global delivery capability by adding substantial presence in India and Philippines • Strong partnerships supporting US recruitment and staffing firms • Large and growing client base supported by over 500 employees in India and 125 in the Philippines • Expanded Hudson RPO’s expertise in technology recruitment • Combination of cash and promissory note Hunt & Badge August 2022 • Expanded Hudson RPO’s footprint further into the India recruitment market • Compliments Karani’s offerings with many potential synergies between the two companies • Partners with companies of all sizes, including well-known multinationals, across a variety of industries Hudson Singapore November 2023 • Has a 30-year track record of senior placements and project recruitment work • Large client base across Southeast Asia including Singapore, Malaysia, the Philippines, Vietnam, Thailand, and Indonesia • Offers Hudson RPO cross-selling services among Hudson Singapore’s diverse, blue chip client base Executive Solutions March 2024 • Established in 2008, has a proven record of assisting organizations with the outsourcing of both long- and short-term volume recruitment, rapid growth projects, special projects, overseas campaigns, and Emiratization • Brings to Hudson RPO entry into the United Arab Emirates market • Expansion of footprint in the Middle East aligns with Hudson RPO clients broadening their Middle Eastern presence Striver April 2024 • Further strengthens executive search function on a global scale • Solidifies position in the Middle East Investor Relations The Equity Group Inc. Lena Cati 212-836-9611 lcati@equityny.com Hudson Global, Inc. Jeffrey E. Eberwein CEO 203-489-9501 ir@hudsonrpo.com Contact Us 1,050 Employees (7) 14 Countries Financial Goals Hudson Global: Significant Reduction in Corporate Costs Hudson RPO: Salaries & Related Expenses (2) Excludes non-recurring expenses. (3) Before corporate costs of Hudson Global. Americas 38% EMEA 20% APAC 42% $80.3M $30.1M $16.5M $33.7M Full Year 2023 Hudson RPO: Profit Margin Improvement 60% 65% 70% 75% 80% 85% 90% 95% 100% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 Salaries & Related(3) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) 0% 5% 10% 15% 20% 25% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 RPO Adj EBITDA(2) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) 5.6 4.1 3.3 3.4 3.7 3.7 2.4 1.1 0.8 0.6 0.3 0.7 $- $2 $4 $6 $8 $10 2018 2019 2020 2021 2022 2023 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.3M Long-term Goal $4.1M Centers of Excellence Financial Highlights Adjusted Net Revenue by Region (1) (1) Excludes cost pass-throughs of Contracting. $4.0M Americas 49% EMEA 16% APAC 35% $99.2M $15.9M $34.3M Full Year 2022 $49.0M Factsheet – September 2024 Long-term Goal Tampa, Florida Edinburgh, UK Hyderabad, Trichy, Bangalore, India Shanghai, China Manila, Philippines Dubai, United Arab Emirates 1000+ Sourcing & Recruitment Specialists 20+ Languages Supported 12+ Sector Expertise COEs 6 Global Talent Hubs • Maximize earnings per share over the long term through: – Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins – Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time – Reducing share count through opportunistic stock repurchases MAXIMIZE EPS • Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q2 2024 LTM of 6.8% – Keep Corporate Costs low, even as profits from operating businesses grow – Adjusted EBITDA / Adjusted Net Revenue margins of mid- teens at the corporate level (i.e., after Corporate Costs) EBITDA MARGIN • Generate high returns on internal growth projects INTERNAL GROWTH • Grow profitability over time • Turning profitable in mid-2019 was a watershed event in our Company’s history PROFITABILITY $(0.38) Adjusted EPS (Non- GAAP) $69.9M Adjusted Net Revenue $1.3M Adjusted EBITDA (Non-GAAP) LTM Financials (1) (1) As of 6/30/2024